BHR INSTITUTIONAL FUNDS
                              ARK MIDCAP VALUE FUND
                          ARK CONCENTRATED GROWTH FUND
                            ARK LARGE CAP GROWTH FUND

                       SUPPLEMENT DATED SEPTEMBER 7, 2007
                    TO THE PROSPECTUS DATED OCTOBER 31, 2006
                               (THE "PROSPECTUS")

         Effective immediately, Nancy A. Peretz is the lead portfolio manager of the Ark Concentrated Growth Fund and the Ark Large Cap Growth Fund. Joel C. Kurth, the former lead portfolio manager, remains on the team as a research analyst. Accordingly, the first four sentences under the heading "Investment Team" on page 14 of the Prospectus are revised and restated as follows:

INVESTMENT TEAM

The Ark Midcap Value Fund is managed by a team of investment professionals headed by William G. Charcalis. The Ark Concentrated Growth Fund is managed by a team of investment professionals headed by Nancy A. Peretz. The Ark Large Cap Growth Fund is managed by a team of investment professionals headed by Nancy A. Peretz. Although Mr. Charcalis and Ms. Peretz are primarily responsible for making investment decisions for the Midcap Value, Concentrated Growth and Large Cap Growth Fund, respectively, all of the members of the investment team listed below, regardless of title, play an integral part in generating investment ideas and are involved in making securities recommendations for the Funds.